Exhibit 10.3

LOAN SALE AND CONTRIBUTION AGREEMENT

by and among

VARAGON CAPITAL CORPORATION,
as the Transferor,

VCC CLO 1 DEPOSITOR, LLC,

as the Depositor,

and

VCC CLO 1, LLC,
as the Issuer

Dated as of November 26, 2024

i

THIS LOAN SALE AND CONTRIBUTION AGREEMENT, dated as of November 26, 2024 (as amended, modified, restated, or supplemented from time to time, this “Agreement”), is made by and among VARAGON CAPITAL CORPORATION, a Maryland corporation, in its capacity as transferor (together with its successors and assigns in such capacity, the “Transferor”), VCC CLO 1 DEPOSITOR, LLC, a Delaware limited liability company, in its capacity as depositor (together with its successors and assigns in such capacity, the “Depositor”), and VCC CLO 1, LLC, a Delaware limited liability company, in its capacity as purchaser (together with its successors and assigns in such capacity, the “Issuer”).

PREAMBLE

WHEREAS, the Transferor desires to sell and contribute to the Depositor and the Depositor desires to acquire from the Transferor, and the Depositor desires to sell and contribute to the Issuer and the Issuer desires to acquire from the Depositor, the initial Collateral Obligations listed on Schedule 1 hereto (the “Initial Collateral Obligations”), and the Transferor may from time to time thereafter sell and contribute to the Depositor and the Depositor may acquire from the Transferor, and the Depositor may from time to time thereafter sell and contribute to the Issuer and the Issuer may acquire from the Depositor, certain additional Collateral Obligations (the “Additional Collateral Obligations”), in each case, together with certain related property, as more fully described as the “Assets” in the Indenture, to be dated on or about November 26, 2024 (as amended, modified, restated or supplemented from time to time, the “Indenture”), between the Issuer, as issuer, and State Street Bank and Trust Company, as collateral trustee (together with its successors and assigns in such capacity, the “Collateral Trustee”);

WHEREAS, it is a condition to the Depositor’s acquisition of Collateral Obligations from the Transferor and the Issuer’s acquisition of the Collateral Obligations from the Depositor that the Transferor and the Depositor, respectively, make certain representations, warranties and covenants regarding the Conveyed Collateral transferred pursuant to this Agreement for the benefit of the Issuer; and

WHEREAS, on the Settlement Date for the Initial Collateral Obligations, the Transferor will transfer all of its right, title and interest in the Initial Collateral Obligations, as applicable, to the Depositor, and the Depositor will transfer all of its right, title and interest in the Initial Collateral Obligations, as applicable, to the Issuer, and, thereafter, the Depositor will from time to time acquire certain Additional Collateral Obligations from the Transferor and the Issuer will from time to time acquire certain Additional Collateral Obligations from the Depositor, all pursuant to the terms and conditions set forth herein and, in the case of acquisitions by the Issuer from the Depositor, in the Indenture.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
Definitions

Section 1.1. Definitions.

Capitalized terms used but not otherwise defined herein shall have the meanings attributed to such terms in the Indenture. In addition, as used herein, the following defined terms, unless the context otherwise requires, shall have the following meanings:

“Additional Collateral Obligations”: The meaning specified in the Preamble of this Agreement.

“Agreement”: The meaning specified in the first paragraph of this Agreement.

“Assignment Agreement”: With respect to any Collateral Obligation, an assignment and acceptance, assignment and assumption or other assignment agreement in a form required or permitted under the applicable Underlying Instruments for the purpose of assigning such Collateral Obligation from an existing lender to an assignee of such lender.

“Collateral Trustee”: The meaning specified in the Preamble of this Agreement.

“Conveyed Collateral”: Collectively, the Initial Conveyed Collateral and Subsequent Conveyed Collateral.

“Depositor”: The meaning specified in the first paragraph of this Agreement.

“Global Note Interest”: A Collateral Obligation in the form of a beneficial interest in an Underlying Note that is issued in global form and registered in the name of a nominee of DTC or a similar recognized securities depository which records the interests of participants in such Underlying Note on its books and records.

“Indenture”: The meaning specified in the Preamble of this Agreement.

“Initial Collateral Obligations”: The meaning specified in the Preamble of this Agreement.

“Initial Conveyed Collateral”: The meaning specified in Section 2.1(a).

“Issuer”: The meaning specified in the first paragraph of this Agreement.

“Noteless Collateral Obligation”: A Collateral Obligation with respect to which (a) the related Underlying Instruments do not require the Obligor to execute and deliver an Underlying Note to evidence the indebtedness created under such Collateral Obligation and (b) no Underlying Notes are outstanding with respect to the portion of the Collateral Obligation transferred to the Issuer.

“Permitted Liens”: With respect to the interest of the Transferor, the Depositor and the Issuer in the Collateral Obligations included in the Assets: (i) security interests, liens and other encumbrances in favor of the Issuer pursuant hereto; (ii) security interests, liens and other encumbrances in favor of the Collateral Trustee created pursuant to the Indenture and/or this Agreement; (iii) with respect to agented Collateral Obligations and Collateral Obligations, security interests, liens and other encumbrances in favor of (x) the Issuer or (y) the lead agent, the collateral agent, the paying agent or the trustee on behalf of all holders of indebtedness of such Obligor under the related facility or indenture; (iv) with respect to any Equity Security, any security interests, liens and other encumbrances granted on such Equity Security to secure indebtedness of the related Obligor and/or any security interests, liens and other rights or encumbrances granted under any governing documents or other agreement between or among or binding upon the Issuer as the holder of equity in such Obligor; (v) security interests, liens and other encumbrances, if any, which have priority over first priority perfected security interests in the Collateral Obligations or any portion thereof under the UCC or any other applicable law and (vi) security interests, liens and other encumbrances that will be released substantially simultaneously with the settlement of the applicable Collateral Obligation with the Issuer.

“Required Documents”: For each Collateral Obligation, the items set forth below:

(i) (x) other than in the case of a Noteless Collateral Obligation, a Global Note Interest, a Participation Interest or a Letter of Credit, the original or, if accompanied by a “lost note” affidavit and indemnity, a copy of the Underlying Note, endorsed by the prior holder of record either in blank or to the Collateral Trustee (and evidencing an unbroken chain of endorsements from the prior holder(s) thereof evidenced in the chain of endorsements in blank or to the Collateral Agent, subject to Section 2.5), with any endorsement to the Collateral Trustee to be in the following form: “State Street Bank and Trust Company, its successors and assigns, as Collateral Trustee for the Secured Parties,” and (y) in the case of a Noteless Collateral Obligation, a Global Note Interest, a Participation Interest or a Letter of Credit, a copy of each transfer document, assignment agreement, subscription agreement or, if applicable, participation agreement relating to such Noteless Collateral Obligation, Global Note Interest or Participation Interest evidencing the assignment or sale of such Noteless Collateral Obligation, Global Note Interest, Participation Interest or Letter of Credit to the Transferor, from the Transferor to the Depositor and from the Transferor to the Issuer (subject to Section 2.5); and

(ii) originals or copies of each of the following, to the extent applicable to the related Collateral Obligation: any related loan agreement, credit agreement, indenture or letter of credit agreement.

“Settlement Date”: The settlement date identified among the Issuer, the Depositor and the Transferor for the sale of the applicable Initial Conveyed Collateral and the Subsequent Conveyed Collateral, as applicable.

“SPV Conveyed Collateral”: The meaning specified in Section 2.5(c).

“SPV Seller”: The meaning specified in Section 2.5(c).

“Subsequent Conveyed Collateral”: The meaning specified in Section 2.1(b).

“Subsequent Transfer Agreement”: The meaning specified in Section 2.1(b).

“Transaction”: The Issuer’s issuance or incurrence, as applicable, of the Debt, acquisition of the Collateral Obligations and payment of principal, interest and, if applicable, Collateral Management Fees, the execution, delivery and performance of the Transaction Documents by each party thereto and the other transactions contemplated by the Transaction Documents.

“Transferor”: The meaning specified in the first paragraph of this Agreement.

“Underlying Note”: One or more promissory notes or other securities executed by the applicable Obligor evidencing a Collateral Obligation.

Section 1.2. Other Terms.

All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles as in effect from time to time in the United States.

Section 1.3. Computation of Time Periods.

Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”.

Section 1.4. Interpretation.

In this Agreement, unless a contrary intention appears:

(i) the singular number includes the plural number and vice versa;

(ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

(iii) reference to any gender includes each other gender;

(iv) reference to day or days without further qualification means calendar days;

(v) unless otherwise stated, reference to any time means New York, New York time;

(vi) references to “writing” include printing, typing, lithography, electronic or other means of reproducing words in a visible form;

(vii) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, restated, waived or extended and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor;

(viii) reference to any requirement of law means such requirement of law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any requirement of law means that provision of such requirement of law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision; and

(ix) references to “including” means “including, without limitation”.

Section 1.5. References.

All Section references (including references to the Preamble), unless otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.

ARTICLE II
Transfer of the conveyed COLLATERAL

Section 2.1. Transfer of the Conveyed Collateral.

(a) Initial Transfer to the Issuer. Subject to and upon the terms and conditions set forth herein, the Transferor hereby sells, contributes, conveys and transfers to the Depositor and the Depositor hereby sells, contributes, conveys and transfers to the Issuer on the applicable Settlement Date all of the Transferor’s right, title and interest in, to and under the applicable Initial Collateral Obligations and any related Assets with respect thereto (the “Initial Conveyed Collateral”). The Initial Conveyed Collateral may have different Settlement Dates on or after the Closing Date, as determined by the Issuer, the Depositor and the Transferor and other than the Purchase Price, subject to the rights of the Transferor under Section 2.7, neither the Transferor nor the Depositor has a right to receive any payments or other remuneration in consideration of the Initial Conveyed Collateral.

(b) Subsequent Transfers to the Issuer. The Transferor, the Depositor and the Issuer agree and acknowledge that the Depositor may acquire Additional Collateral Obligations from the Transferor and related Assets with respect thereto (the “Subsequent Conveyed Collateral”) and the Issuer may, as permitted under the Indenture, acquire Subsequent Conveyed Collateral from the Depositor, in each case, on the applicable Settlement Date pursuant to a Subsequent Transfer Agreement, substantially in the form of Exhibit A hereto or such other form as the parties may agree reflects arm’s length terms for transfers of Additional Collateral Obligations, duly executed by the Transferor, the Depositor and the Issuer (each such agreement, a “Subsequent Transfer Agreement”), and the parties hereto agree that each such Subsequent Transfer Agreement will be deemed to become part of this Agreement as of the date of its execution without further amendment hereof. Other than the Purchase Price, subject to the rights of the Transferor under Section 2.7, neither the Transferor nor the Depositor has a right to receive any payments or other remuneration in consideration of any Subsequent Conveyed Collateral. In addition, (x) the Transferor may contribute Collateral Obligations to the Issuer in connection with the substitution of Collateral Obligations pursuant to and in accordance with Section 2.7 hereof and Section 12.4 of the Indenture, and (y) the Transferor may contribute Collateral Obligations to the Depositor, and the Depositor may contribute Collateral Obligations to the Issuer, in connection with a Contribution under the Indenture. Nothing contained herein shall prevent the Issuer from acquiring Collateral Obligations and related Assets with respect thereto from third parties or Affiliates of the Issuer (other than the Transferor or the Depositor) after the Closing Date, and the Issuer’s acquisition of such Collateral Obligations and related Assets shall not be governed by the terms of this Agreement.

(c) Transfers are Absolute. Each of the Transferor, the Depositor and the Issuer intends and agrees that (i) the transfer of the Conveyed Collateral by the Transferor to the Depositor and by the Depositor to the Issuer pursuant to this Agreement is, in each and every case, intended to be an absolute sale, conveyance and transfer of ownership of the applicable Conveyed Collateral, free and clear of any Lien, security interest, charge or encumbrance other than Permitted Liens, providing the Depositor and the Issuer, respectively, with the full risks and benefits of ownership of the Conveyed Collateral, rather than the mere granting of a security interest to secure a financing and (ii) such Conveyed Collateral shall not be part of the Transferor’s or the Depositor’s estate in the event of a filing of a bankruptcy petition or other action by or against such Person under the Bankruptcy Code or under any similar insolvency law.

(d) Back-up Security Interest. In the event, however, that notwithstanding such intent and agreement, any of such transfers are deemed to secure indebtedness, the Transferor hereby Grants to the Depositor a security interest in all of its right, title and interest in, to and under such Conveyed Collateral (whether now existing or hereafter created), the Depositor hereby Grants to the Issuer a security interest in all of its right, title and interest in, to and under such Conveyed Collateral (whether now existing or hereafter created, and including the security interest Granted to the Depositor by the Transferor), and the Issuer hereby further Grants such security interest to the Collateral Trustee for the benefit of the Secured Parties. For such purposes, this Agreement shall constitute a security agreement under the UCC, securing the repayment of the Purchase Price paid hereunder and the obligations or interests represented by the Debt, in the order and priority, and subject to the other terms and conditions of, this Agreement and the Indenture, together with such other obligations or interest as may arise hereunder and thereunder in favor of the parties hereto and thereto. Except as set forth in this Agreement, each of the Transferor and the Depositor assigns each Conveyed Collateral “as is,” and makes no covenants, representations or warranties regarding the Conveyed Collateral. If any such transfer of Conveyed Collateral by the Transferor to the Depositor and/or by the Depositor to the Issuer (whether Initial Conveyed Collateral transferred pursuant to Section 2.1(a) or Subsequent Conveyed Collateral transferred pursuant to Section 2.1(b)) is deemed to be the mere granting of a security interest to secure a financing, the Issuer may, to secure the Issuer’s obligations under the Indenture, repledge and reassign to the Collateral Trustee for the benefit of the Secured Parties (1) all or a portion of the Conveyed Collateral pledged to the Issuer by the Depositor and with respect to which the Issuer has not released its security interest at the time of such pledge and assignment and (2) all proceeds thereof. Such repledge and reassignment may be made with or without a repledge and reassignment by the Issuer of its rights under any agreement with the Depositor, and without further notice to or acknowledgment from the Depositor or the Transferor. Each of the Transferor and the Depositor hereby waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Issuer or any assignee relating to such repledge or reassignment in connection with the transactions contemplated by this Agreement and the other Transaction Documents. The Transferor agrees to file or shall cause to be filed a UCC-1 financing statement naming the Transferor as debtor, the Depositor as assignor secured party and the Issuer as assignee secured party, and referring to the Conveyed Collateral pledged hereunder as collateral thereunder, and a UCC-1 financing statement (which the Depositor hereby authorizes the Transferor to file on its behalf) naming the Depositor as debtor, the Issuer as assignor secured party and the Collateral Trustee as assignee secured party, and referring to the Conveyed Collateral pledged hereunder as collateral thereunder.

(e) Purchase Price. The purchase price for each item of Conveyed Collateral transferred or purported to be transferred hereby (the “Purchase Price”) will be the fair market value thereof as agreed by the parties hereto, which will be determined in accordance with the Collateral Manager’s valuation policy, as in effect on the applicable trade date for such Conveyed Collateral, and in the case of the Initial Conveyed Collateral shall be set forth in Schedule 1, subject to customary adjustment upon settlement for repayments or prepayments occurring prior to settlement. To the extent that (x) the net cash purchase price for any Conveyed Collateral paid by the Issuer to the Depositor, and/or by the Depositor to the Transferor, is less than the Purchase Price, or (y) any cash or other property received by the Issuer from the Depositor or the Transferor or by the Depositor from the Transferor in connection with (i) a Substitution Event set forth in Section 2.7 hereof and Section 12.4 of the Indenture or (ii) a Contribution under the Indenture exceeds the fair market value of the replaced or contributed Collateral Obligation, then in either case such excess shall be deemed a capital contribution from the Transferor to the Depositor and from the Depositor to the Issuer, as applicable.

(f) Incorporation of Standard Terms. Unless otherwise agreed to by the Issuer, the Depositor and the Transferor, all of the terms and provisions of the LSTA’s standard form par/near par trade confirmation (including the Standard Terms and Conditions applicable thereto) as in effect on the date hereof shall be incorporated herein by reference and all accruals, payments and credits on account of delayed compensation with respect to all Conveyed Collateral shall be determined in accordance with such standard LSTA terms (including in the case of multi-lateral settlements with any upstream seller to the Transferor).

Section 2.2. Conveyance of Initial Conveyed Collateral.

(a) On or before the Closing Date, the Transferor shall deliver or cause to be delivered to the Issuer, as downstream purchaser and assignee of the Depositor, each of the documents, certificates and other items set forth below:

(i) officially certified or issued recent evidence of due organization and/or good standing of the Transferor under the laws of the State of Maryland, due formation and good standing of the Depositor under the laws of the State of Delaware, and due formation and good standing of the Issuer under the laws of the State of Delaware;

(ii) a UCC-1 financing statement for the Transferor naming the Transferor, as debtor, naming the Depositor as assignor secured party (and the Issuer as assignee secured party for the benefit of the Secured Parties) and identifying the Conveyed Collateral as collateral for filing with the State Department of Assessments and Taxation of the State of Maryland;

(iii) a UCC-1 financing statement for the Depositor naming the Depositor, as debtor, naming the Issuer as assignor secured party (and the Collateral Trustee as assignee secured party for the benefit of the Secured Parties) and identifying the Conveyed Collateral as collateral for filing with the office of the Secretary of State for the State of Delaware; and

(iv) all Opinions of Counsel required to be delivered pursuant to Section 3.1(a)(iii) of the Indenture relating to the Transferor, the Depositor or this Agreement.

(b) Following the transfer of the Initial Conveyed Collateral by the Transferor to the Depositor and by the Depositor to the Issuer, (i) the Transferor shall transfer to the Collection Account all Principal Proceeds and Interest Proceeds received with respect to the Transferor’s Initial Conveyed Collateral, on and after the applicable Settlement Date, in accordance with Section 2.6, and (ii) each of the representations and warranties made by the Transferor and/or the Depositor pursuant to Sections 3.1, 3.2 and 3.3 applicable to the Initial Conveyed Collateral shall be true and correct as of the applicable Settlement Date.

Section 2.3. Delivery of Initial Conveyed Collateral

On the applicable Settlement Date, subject to satisfaction of the conditions set forth in Section 2.1 and Section 2.2, the Issuer hereby instructs the Transferor, as upstream transferor to the Depositor, and the Transferor hereby agree to deliver, on behalf of the Issuer, as downstream transferee of the Depositor, the applicable Initial Conveyed Collateral to the Collateral Trustee, and such delivery to and acceptance by the Collateral Trustee shall be deemed to be delivery to and acceptance by the Issuer and the Depositor.

Section 2.4. Conveyance of Subsequent Conveyed Collateral.

(a) Subject to Section 2.1 and this Section 2.4, the Depositor and the Transferor may (but shall not be obligated to) mutually agree that the Transferor shall sell, contribute, convey and transfer to the Depositor, and as and when permitted by the Indenture and subject to Section 2.1 and this Section 2.4 and the satisfaction of the conditions imposed under the Indenture with respect to the acquisition of Subsequent Conveyed Collateral, the Issuer and the Depositor may (but shall not be obligated to) mutually agree that the Depositor shall sell, contribute, convey and transfer to the Issuer, in each case by delivery of an executed Subsequent Transfer Agreement, all the right, title and interest of the Transferor in, to and under the Subsequent Conveyed Collateral identified on Schedule 1 to the applicable Subsequent Transfer Agreement, in each and every case without recourse other than as expressly provided herein and therein.

(b) Following the transfer of any Subsequent Conveyed Collateral by the Transferor to the Depositor and by the Depositor to the Issuer, (i) the Transferor shall transfer to the Collection Account all Principal Proceeds and Interest Proceeds received with respect to such Subsequent Conveyed Collateral, on and after the related Settlement Date, in accordance with Section 2.6, (ii) each of the representations and warranties made by the Transferor and/or the Depositor pursuant to Sections 3.1, 3.2 and 3.3 applicable to the Subsequent Conveyed Collateral shall be true and correct as of the related Settlement Date and (iii) the Transferor shall, at its own expense, on or prior to the applicable date of transfer to the Issuer, indicate in its records that ownership of the Subsequent Conveyed Collateral identified in the Subsequent Transfer Agreement has been sold by the Transferor to Depositor and by the Depositor to the Issuer pursuant to this Agreement.

Section 2.5. Assignments.

(a) It is the intention of the parties that this Agreement shall supplement each Assignment Agreement required to be executed under any Underlying Instrument relating to the Conveyed Collateral, and that whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under each applicable Underlying Instrument and without replacing or superseding such Assignment Agreement. However, to the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Assignment Agreement, on the other hand, such Assignment Agreement shall control and prevail to the extent any such conflict or inconsistency would invalidate the sale, transfer and assignment contemplated thereby, without invalidating the remainder of such provision of this Agreement or the remaining provisions of this Agreement, and to the extent any provision of this Agreement would conflict with the Underlying Instrument applicable to any Conveyed Collateral in a manner that would invalidate the sale, transfer and assignment contemplated hereby, such Underlying Instrument shall be controlling as to such provision without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(b) Each of the Transferor, the Depositor and the Issuer acknowledges and agrees that, solely for administrative convenience, any Assignment Agreement required to be executed and delivered in connection with the transfer of any Conveyed Collateral in accordance with the terms of the related Underlying Instruments may reflect that (i) the Transferor (or any Affiliate or third party from whom the Transferor or the applicable Affiliate may purchase such item of Conveyed Collateral) is assigning such Conveyed Collateral directly to the Issuer or (ii) the Issuer is acquiring such item of Conveyed Collateral at the closing of such Conveyed Collateral in which case no Assignment Agreement shall be necessary.

(c) In the case of certain Conveyed Collateral initially acquired by the Transferor from VCC Funding, LLC (the “SPV Seller”, and such Conveyed Collateral, “SPV Conveyed Collateral”), in a series of contemporaneous transactions, the SPV Seller will sell, distribute and assign such SPV Conveyed Collateral to the Transferor pursuant to a separate master participation agreement; and the Transferor will sell and contribute such SPV Conveyed Collateral to the Depositor, and the Depositor will sell and contribute such SPV Conveyed Collateral to the Issuer, hereunder. In furtherance of the foregoing, each of the Transferor, the Depositor and the Issuer hereby acknowledge and agree that (i) the Issuer’s obligation to pay the applicable Purchase Price for any SPV Conveyed Collateral to the Depositor hereunder, and the Depositor’s obligation to pay the applicable Purchase Price for any SPV Conveyed Collateral to the Transferor, may be satisfied in whole or in part by a payment of cash in immediately available funds by the Issuer directly to the SPV Seller, including pursuant to such separate master participation agreement, and (ii) for administrative convenience, settlement of the such SPV Conveyed Collateral will occur directly from the SPV Seller to the Issuer, including pursuant to such separate master participation agreement.

Section 2.6. Transferor Obligations.

The Transferor shall have no obligation to the Depositor or the Issuer with respect to the Conveyed Collateral other than to hold in trust for the Issuer, as downstream assignee of the Depositor, and to promptly remit to the Issuer or to the Issuer’s designee any payment of principal, interest, fees or any other sums relating to, or otherwise payable on account of, the Conveyed Assets that the Transferor receives after the applicable Settlement Date (unless such payments were not included in the Purchase Price therefor), and as of the applicable Settlement Date, immediately prior to giving effect to such transfer, the Transferor has no obligations with respect to any indebtedness for which the Conveyed Collateral serve as collateral. The Issuer has no recourse to the Depositor or the Transferor with respect to the Transferor’s or the Depositor’s Conveyed Collateral, including no recourse to, or guaranty by the Transferor or the Depositor of any defaults or delinquent payments under the Conveyed Assets, except as expressly provided in this Agreement. Neither the Transferor nor the Depositor shall have any obligation to repurchase the Conveyed Collateral, but may do so in accordance with Section 2.7 hereof and Section 12.4 of the Indenture.

Section 2.7. Repurchases and Substitutions.

(a) Neither the Transferor nor the Depositor shall have any obligation to repurchase the Conveyed Collateral. However, each of the Transferor and the Depositor may, subject to compliance with Section 12.3(a) and Section 12.4 of the Indenture, purchase any Affiliate Collateral Obligations sold by the Transferor to the Depositor and by the Depositor to the Issuer pursuant to this Agreement or substitute (in each case with the consent of the Collateral Manager, so long as Varagon Capital Corporation is the Collateral Manager, and the consent of any other party determined to be required in accordance with the Collateral Manager’s policies) another Affiliate Collateral Obligation for, any:

(i) Affiliate Collateral Obligation sold by the Transferor to the Depositor and by the Depositor to the Issuer pursuant to this Agreement that becomes a Defaulted Obligation;

(ii) Affiliate Collateral Obligation sold by the Transferor to the Depositor and by the Depositor to the Issuer pursuant to this Agreement that has a Material Covenant Default;

(iii) Affiliate Collateral Obligation sold by the Transferor to the Depositor and by the Depositor to the Issuer pursuant to this Agreement that becomes subject to a proposed Specified Amendment; or

(iv) Affiliate Collateral Obligation sold by the Transferor to the Depositor and by the Depositor to the Issuer pursuant to this Agreement that becomes a Credit Risk Obligation.

(b) Each of the Transferor and the Depositor hereby acknowledges and agrees that its ability to purchase or substitute an Affiliate Collateral Obligation is limited by, and subject to, the requirements of Section 12.3 and Section 12.4 of the Indenture. In connection with each such repurchase or substitution, each of the Transferor and the Depositor shall be deemed to make the representations and warranties set forth in Section 3.1 or 3.2, as applicable.

(c) Each of the Transferor and the Depositor shall have the right, but not the obligation, to purchase from the Issuer any such Affiliate Collateral Obligation sold by the Transferor to the Depositor and by the Depositor to the Issuer pursuant to this Agreement subject to the Repurchase and Substitution Limit. In the event of such purchase at the option of the Transferor or the Depositor that does not result in the delivery of a Substitute Collateral Obligation, the Transferor or the Depositor, as applicable, shall deposit in the Collection Account an amount not less than the Transfer Deposit Amount for such Affiliate Collateral Obligation (or applicable portion thereof) as of the date of such repurchase (with the amount of the Transfer Deposit Amount representing the outstanding principal balance of the repurchase Collateral Obligation being deposited into the Principal Collection Subaccount and the amount of the Transfer Deposit Amount representing accrued interest being deposited into the Interest Collection Subaccount, regardless of whether such amounts are deemed to be paid on account of the Purchase Price or capital contributions).

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The representations and warranties set forth in this Article III are given on and deemed made as of the applicable Settlement Date. Such representations and warranties shall survive the sale, transfer and assignment of the Conveyed Collateral to the Issuer hereunder or under a Subsequent Transfer Agreement, as applicable.

The representations and warranties set forth in Sections 3.1(j) may not be waived by any Person and shall survive the termination of this Agreement.

Section 3.1. Representations and Warranties of the Transferor.

By its execution of this Agreement and each Subsequent Transfer Agreement, the Transferor represents and warrants that, as of the applicable Settlement Date:

(a) Organization and Good Standing. The Transferor is a Maryland corporation, duly formed, organized, incorporated and/or registered, validly existing and in good standing under the State of Maryland, and has full power and authority to own its assets and to transact the business in which it is currently engaged, and is in good standing under the laws of each jurisdiction where its ownership or lease of property, the conduct of its business or the performance of this Agreement would require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the business operations, assets or financial condition of the Transferor or on the validity or enforceability of this Agreement, or the performance by the Transferor of its duties hereunder or thereunder.

(b) Authorization; Valid Sale; Binding Obligations. The Transferor has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of, or Grant of a security interest in, the Conveyed Collateral being so transferred, conveyed and assigned from the Transferor to the Depositor and by the Depositor to the Issuer, enforceable against the Transferor and creditors of and purchasers from the Transferor. This Agreement constitutes the legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and general principles of equity, whether considered in a suit at law or in equity, and the Transferor confirms and acknowledges that, at the time of each transfer, the Transferor was not indebted to the Depositor or the Issuer.

(c) No Consent Required. No consent of any other Person and no license, permit, order, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority or court or any other Person is required to be obtained by the Transferor in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement or the obligations imposed on the Transferor hereunder or under the terms of the Indenture other than those that have been obtained or made as of the applicable Settlement Date.

(d) No Violations. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, will not violate its bylaws, or any material requirement of law applicable to the Transferor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Transferor is a party or by which the Transferor or any of the Transferor’s properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by this Agreement or the Transaction Documents.

(e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of a Responsible Officer of the Transferor threatened, against the Transferor or any of its properties or with respect to this Agreement that would in the reasonable judgment of the Transferor be expected to have a material adverse effect on (i) the business, properties, assets or financial condition of the Transferor or (ii) the transactions contemplated by this Agreement to which the Transferor is a party.

(f) Solvency. The Transferor, at the time of and after giving effect to each conveyance of Conveyed Collateral hereunder, is solvent and is not aware of any pending insolvency of the Transferor. The Transferor (i) will not be rendered insolvent as a result of any transfer of Conveyed Collateral or (ii) left with an unreasonably small remaining capital as a result of any such transfer. The sale and transfer of the Conveyed Collateral by the Transferor constitutes a reasonable and practicable action in the Transferor’s business.

(g) Taxes. The Transferor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed by it and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on its books), except for failures to file or pay that could not be expected to have a material adverse effect on the business operations, assets or financial condition of the Transferor or on the validity or enforceability of this Agreement, or the performance by the Transferor of its duties hereunder or thereunder.

(h) Place of Business; No Changes. The Transferor has not changed its name or the State under whose laws it is formed, whether by amendment of its certificate of formation, by reorganization or otherwise, except upon 30 calendar days prior written notice to the Collateral Manager, and provided that the Transferor has delivered any UCC-1 financing statement and/or UCC-3 amendment reasonably requested by the Collateral Manager or reasonably necessary to maintain the perfection and priority of the security interest Granted to the Depositor (and the Issuer, as assignee secured party) in the Conveyed Collateral.

(i) Sale Treatment. The Transferor properly treats, and will continue to treat, the transfer of the Conveyed Collateral to the Depositor for all purposes as a sale and contribution on all of its relevant books and records (including for accounting purposes and record keeping purposes in accordance with GAAP). Any computer files, balance sheet or financial statement that identifies or itemizes the Conveyed Collateral will properly note that the Conveyed Collateral is owned by Issuer and not available to satisfy the claims of any of the Transferor’s or any other Person’s creditors. The Transferor has not made any transfer of the Collateral Obligations or entered into any other transaction in connection therewith (1) with the intent to hinder, delay or defraud its creditors, or (2) at a time when the Transferor was insolvent. The Transferor is not obligated to pay any insurance premiums for any of the Conveyed Collateral, nor does the Transferor pay any such premiums, reimburse any insurer for, or otherwise make payments with respect to, any losses such insurer suffers (or would suffer but for such payment) in connection with any Conveyed Collateral.

(j) Security Interest.

(i) In the event that the transfer by the Transferor to the Depositor of any Conveyed Collateral is determined not to be an absolute transfer, this Agreement is effective to create in favor of the Depositor (as assigned by the Depositor to the Issuer) a valid and continuing security interest (as defined in the UCC) in all of the right, title and interest of the Transferor in, to and under such Conveyed Collateral, which security interest is perfected and is prior to all other liens (other than Permitted Liens) (to the extent perfection can be achieved by filing a financing statement), and is enforceable as such against, all creditors of and purchasers from the Transferor;

(ii) each Collateral Obligation transferred hereunder constitutes or is evidenced by a Financial Asset, an Instrument, a Certificated Security or a general intangible (as defined in the UCC);

(iii) the Transferor shall Deliver, or take any steps reasonably requested by the Depositor, the Issuer or the Collateral Manager to enable the Issuer to Deliver, the Conveyed Collateral to the Custodian in accordance with Section 3.3 and/or Section 12.3 of the Indenture;

(iv) the Transferor owns the Conveyed Collateral being conveyed hereunder and under each Subsequent Transfer Agreement on the applicable Settlement Date, and has good title to, and is the sole owner and holder of the Conveyed Collateral owned by it, free and clear of any liens, security interests or other encumbrances of any Person (other than Permitted Liens), and has the full right and authority, subject to no interest or participation of, or agreement with, any other person (other than in the case of a Participation Interest), to transfer and assign the same (subject to any consents required under the Underlying Instruments that shall be obtained prior to transfer), and, upon the transfer by the Transferor to the Depositor and by the Depositor to the Issuer of any Conveyed Collateral pursuant to this Agreement or any Subsequent Transfer Agreement, the Issuer will own such Conveyed Collateral free and clear of any and all liens, security interests or other encumbrances created by, or attaching to property of, the Transferor (other than Permitted Liens);

(v) the Transferor has received all consents and approvals required by the terms of any Conveyed Collateral to the conveyance of such Conveyed Collateral hereunder to the Depositor (and the further conveyance hereunder by the Depositor to the Issuer) (subject to any consents required under the Underlying Instruments that shall be obtained prior to transfer);

(vi) the Transferor has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Conveyed Collateral granted to the Depositor and the Issuer under this Agreement to the extent perfection can be achieved by filing a financing statement;

(vii) other than the conveyance to the Depositor and the security interest granted to the Depositor pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Conveyed Collateral. The Transferor has not authorized the filing of, and is not aware of, any financing statements against the Transferor that include a description of collateral covering such Conveyed Collateral other than (A) any financing statement relating to the security interest Granted to the Depositor under this Agreement and (B) any financing statement that has been terminated or amended to release such Conveyed Collateral. The Transferor is not aware of the filing of any judgment, employee benefit or tax lien filings against it; and

(viii) none of the Underlying Notes that constitute or evidence the Conveyed Collateral has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Issuer or in blank or to the Collateral Trustee.

(k) Value Given. The cash payments or, if applicable, substituted or contributed Collateral Obligation received by the Transferor in respect of the Purchase Price of all Conveyed Collateral conveyed by the Transferor hereunder constitutes fair consideration and reasonably equivalent value in consideration for the transfer to the Depositor of such Conveyed Collateral under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Depositor to the Transferor, and such transfer was not and is not voidable or subject to avoidance under the Bankruptcy Code or any similar insolvency law.

(l) No Defaults. The Transferor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would reasonably be expected to materially and adversely affect the financial condition or operations of it or its respective properties or materially and adversely affect its performance hereunder.

(m) Bulk Transfer Laws. The transfer, assignment and conveyance of the Conveyed Collateral by the Transferor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(n) Lack of Intent to Hinder, Delay or Defraud. Neither the Transferor nor any of its Affiliates sold or will sell any interest in any Conveyed Collateral with any intent to hinder, delay or defraud any of their respective creditors.

(o) Remittance of Collections. Each remittance of collections by the Transferor hereunder to the Issuer will have been (i) in payment of a debt incurred by the Transferor in the ordinary course of business or financial affairs of the Transferor and (ii) made in the ordinary course of business or financial affairs of the Transferor.

(p) No Right to Surplus. The Transferor has no right to any surplus and is not liable for any deficiencies with respect to any Conveyed Collateral or the distributions received thereunder.

Section 3.2. Representations and Warranties of the Depositor.

By its execution of this Agreement and each Subsequent Transfer Agreement, the Depositor represents and warrants that, as of the applicable Settlement Date:

(a) Organization and Good Standing. The Depositor is a Delaware limited liability company, formed and validly existing, and in good standing, under the laws of the State of Delaware, and has full power and authority to own its assets and to transact the business in which it is currently engaged, and is duly qualified as a foreign entity and is in good standing under the laws of each jurisdiction where its ownership or lease of property, the conduct of its business or the performance of this Agreement would require such qualification, except for those jurisdictions in which the failure to be so qualified, authorized or licensed would not have a material adverse effect on the business operations, assets or financial condition of the Depositor or on the validity or enforceability of this Agreement, or the performance by the Depositor of its duties hereunder or thereunder.

(b) Authorization; Valid Sale; Binding Obligations. The Depositor has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement. This Agreement and each Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of, or Grant of a security interest in, the Conveyed Collateral being so transferred, conveyed and assigned from the Depositor to the Issuer, enforceable against the Depositor and creditors of and purchasers from the Depositor. This Agreement constitutes the legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors’ rights generally and general principles of equity, whether considered in a suit at law or in equity, and the Depositor confirms and acknowledges that, at the time of each transfer, the Depositor was not indebted to the Issuer.

(c) No Consent Required. No consent of any other Person and no license, permit, order, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority or court or any other Person is required to be obtained by the Depositor in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement or the obligations imposed on the Depositor hereunder or under the terms of the Indenture other than those that have been obtained or made as of the applicable Settlement Date.

(d) No Violations. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, will not violate its limited liability company agreement or any material requirement of law applicable to the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which the Depositor or any of the Depositor’s properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by this Agreement or the Transaction Documents.

(e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Depositor threatened, against the Depositor or any of its properties or with respect to this Agreement that would in the reasonable judgment of the Depositor be expected to have a material adverse effect on (i) the business, properties, assets or financial condition of the Depositor or (ii) the transactions contemplated by this Agreement to which the Depositor is a party.

(f) Solvency. The Depositor, at the time of and after giving effect to each conveyance of Conveyed Collateral hereunder, is solvent and is not aware of any pending insolvency of the Depositor. The Depositor (i) will not be rendered insolvent as a result of any transfer of Conveyed Collateral or (ii) left with an unreasonably small remaining capital as a result of any such transfer. The sale and transfer of the Conveyed Collateral by the Depositor constitutes a reasonable and practicable action in the Depositor’s business.

(g) Taxes. The Depositor has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed by it and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on its books), except for failures to file or pay that could not be expected to have a material adverse effect on the business operations, assets or financial condition of the Depositor or on the validity or enforceability of this Agreement, or the performance by the Depositor of its duties hereunder or thereunder.

(h) Place of Business; No Changes. The Depositor has not changed its name or the State under whose laws it is formed, whether by amendment of its certificate of formation, by reorganization or otherwise, except upon 30 calendar days prior written notice to the Collateral Manager, and provided that the Depositor has delivered any UCC-1 financing statement and/or UCC-3 amendment reasonably requested by the Collateral Manager or reasonably necessary to maintain the perfection and priority of the security interest Granted to the Issuer (and the Collateral Trustee, for the benefit of the Secured Parties, as assignee) in the Conveyed Collateral.

(i) Sale Treatment. The Depositor properly treats, and will continue to treat, the transfer of the Conveyed Collateral to the Issuer for all purposes as a sale and contribution on all of its relevant books and records (including for accounting purposes and record keeping purposes in accordance with GAAP). Any computer files, balance sheet or financial statement that identifies or itemizes the Conveyed Collateral will properly note that the Conveyed Collateral is owned by Issuer and not available to satisfy the claims of any of the Depositor’s or any other Person’s creditors. The Depositor has not made any transfer of the Collateral Obligations or entered into any other transaction in connection therewith (1) with the intent to hinder, delay or defraud its creditors, or (2) at a time when the Depositor was insolvent. The Depositor is not obligated to pay any insurance premiums for any of the Conveyed Collateral, nor does the Depositor pay any such premiums, reimburse any insurer for, or otherwise make payments with respect to, any losses such insurer suffers (or would suffer but for such payment) in connection with any Conveyed Collateral.

(j) Security Interest.

(i) In the event that the transfer by the Depositor to the Issuer of any Conveyed Collateral is determined not to be an absolute transfer, this Agreement is effective to create in favor of the Issuer a valid and continuing security interest (as defined in the UCC) in all of the right, title and interest of the Depositor in, to and under such Conveyed Collateral, which security interest is perfected and is prior to all other liens (other than Permitted Liens) (to the extent perfection can be achieved by filing a financing statement), and is enforceable as such against, all creditors of and purchasers from the Depositor;

(ii) to the extent not Delivered or taken by the Transferor, the Depositor shall Deliver, or take any steps reasonably requested by the Issuer or the Collateral Manager to enable the Issuer to Deliver, the Conveyed Collateral to the Custodian in accordance with Section 3.3 and/or Section 12.3 of the Indenture;

(iii) the Depositor owns the Conveyed Collateral being conveyed hereunder and under each Subsequent Transfer Agreement on the applicable Settlement Date, and has good title to, and is the sole owner and holder of the Conveyed Collateral owned by it, free and clear of any liens, security interests or other encumbrances of any Person (other than Permitted Liens), and has the full right and authority, subject to no interest or participation of, or agreement with, any other person (other than in the case of a Participation Interest), to transfer and assign the same (subject to any consents required under the Underlying Instruments that shall be obtained prior to transfer), and, upon the transfer by the Depositor to the Issuer of any Conveyed Collateral pursuant to this Agreement or any Subsequent Transfer Agreement, the Issuer will own such Conveyed Collateral free and clear of any and all liens, security interests or other encumbrances created by, or attaching to property of, the Depositor (other than Permitted Liens);

(iv) the Depositor has authorized (and hereby authorizes) the Transferor to file of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in such Conveyed Collateral granted to the Issuer under this Agreement to the extent perfection can be achieved by filing a financing statement;

(v) other than the conveyance to the Issuer and the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of such Conveyed Collateral. The Depositor has not authorized the filing of, and is not aware of, any financing statements against the Depositor that include a description of collateral covering such Conveyed Collateral other than (A) any financing statement relating to the security interest Granted to the Issuer under this Agreement or Granted to the Collateral Trustee under the Indenture and (B) any financing statement that has been terminated or amended to release such Conveyed Collateral. The Depositor is not aware of the filing of any judgment, employee benefit or tax lien filings against it; and

(vi) none of the Underlying Notes that constitute or evidence the Conveyed Collateral has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Issuer or in blank or to the Collateral Trustee.

(k) Value Given. The cash payments or, if applicable, substituted or contributed Collateral Obligation received by the Depositor in respect of the Purchase Price of all Conveyed Collateral conveyed by the Depositor hereunder constitutes fair consideration and reasonably equivalent value in consideration for the transfer to the Issuer of such Conveyed Collateral under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Issuer to the Depositor, and such transfer was not and is not voidable or subject to avoidance under the Bankruptcy Code.

(l) No Defaults. The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would reasonably be expected to materially and adversely affect the financial condition or operations of it or its respective properties or materially and adversely affect its performance hereunder.

(m) Bulk Transfer Laws. The transfer, assignment and conveyance of the Conveyed Collateral by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(n) Lack of Intent to Hinder, Delay or Defraud. Neither the Depositor nor any of its Affiliates sold or will sell any interest in any Conveyed Collateral with any intent to hinder, delay or defraud any of their respective creditors.

(o) Remittance of Collections. Any remittance of collections by the Depositor hereunder to the Issuer will have been (i) in payment of a debt incurred by the Depositor in the ordinary course of business or financial affairs of the Depositor and (ii) made in the ordinary course of business or financial affairs of the Depositor.

(p) No Right to Surplus. The Depositor has no right to any surplus and is not liable for any deficiencies with respect to any Conveyed Collateral or the distributions received thereunder.

Section 3.3. Representations and Warranties Regarding the Collateral Obligations.

Each party to this Agreement represents and warrants that it has not concealed nor will conceal from any creditor or other interested party any transfers contemplated hereunder. Each party to this Agreement represents and warrants that there are no agreements to which it is a party evidencing the transfer of the Conveyed Collateral by the Transferor to the Depositor and by the Depositor to the Issuer, other than this Agreement, the Assignment Agreements referred to in Section 2.5, in the case of a Participation Interest, the applicable participation agreement, and in the case of any Subsequent Conveyed Collateral, the applicable Subsequent Transfer Agreement.

Section 3.4. Representations and Warranties of the Issuer.

By its execution of this Agreement and each Subsequent Transfer Agreement, the Issuer represents and warrants to the Transferor and the Depositor that, as of the applicable Settlement Date:

(a) Organization and Good Standing. The Issuer is a Delaware limited liability company, formed and validly existing, and in good standing, under the laws of the State of Delaware.

(b) Power and Authority. The Issuer has the power and authority to execute and deliver this Agreement and all other documents and agreements contemplated hereby to which it is a party, as well as to carry out the terms hereof and thereof.

(c) Valid Execution; Binding Obligations. The Issuer has taken all necessary action, including but not limited to all requisite limited liability company action, to authorize the execution, delivery and performance of this Agreement and all other documents and agreements contemplated hereby to which it is a party. When executed and delivered by the Issuer this Agreement will constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d) Authorizations. All authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings which are required to be obtained by the Issuer under any applicable law which are material to (i) the conduct of its business, (ii) the ownership, use, operation or maintenance of its properties or (iii) the performance by the Issuer of its obligations under or in connection with this Agreement, have been received and all such authorizations, licenses, permits, certificates, franchises, consents, approvals and undertakings are in full force and effect.

(e) No Violations. The execution, issuance and delivery of, and performance by the Issuer of its obligations under, this Agreement and any and all instruments or documents required to be executed or delivered pursuant to or in connection herewith were and are within the powers of the Issuer and will not violate any provision of any law, regulation, decree or governmental authorization applicable to the Issuer or the Issuer’s limited liability company agreement, and will not violate or cause a default under any provision of any contract, agreement, mortgage, indenture or other undertaking to which the Issuer is a party or which is binding upon the Issuer or any of its property or assets, and will not result in the imposition or creation of any lien, charge or encumbrance upon any of the properties or assets of the Issuer pursuant to the provisions of any such contract, agreement, mortgage, indenture or undertaking, other than as specifically set forth in the Indenture.

(f) Litigation. There are no legal, governmental or regulatory proceedings pending to which the Issuer is a party or to which any of its property is subject, which would individually or in the aggregate have a material adverse effect on the performance by the Issuer of this Agreement or the consummation of the transactions contemplated hereunder, and to the best of its knowledge, no such proceedings are threatened or contemplated.

ARTICLE IV
Perfection of Transfer
and Protection of Security Interests

Section 4.1. Filing.

On or about the Closing Date, the Transferor shall cause the UCC-1 financing statements referred to in Sections 2.2(a)(ii) and (iii) hereof to be filed. Notwithstanding the obligation of the Transferor set forth in the preceding sentence, each of the Depositor and the Issuer hereby authorizes the Collateral Manager to prepare and file, at the expense of the Issuer, such UCC-1 financing statements (including but not limited to renewal, continuation or in lieu statements) and amendments or supplements thereto or other instruments as the Collateral Manager may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.

Section 4.2. Changes in Name, Corporate Structure or Location.

(a) During the term of this Agreement, neither the Transferor nor the Depositor shall change its name, identity, structure, existence, jurisdiction of formation or location without first giving at least five Business Days’ (or such shorter period as may be reasonably acceptable to the Collateral Manager) prior written notice to the Collateral Manager.

(b) If any change in the Transferor’s or the Depositor’s name, identity, structure, existence, jurisdiction of formation, location or other action would make any financing or continuation statement or notice of ownership interest or lien relating to any Conveyed Collateral seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Transferor, no later than 30 calendar days’ after the effective date of such change, shall file such amendments as may be required to preserve and protect the Issuer’s and the Collateral Trustee’s respective interests in the Conveyed Collateral.

Section 4.3. Sale Treatment.

The Transferor will treat the applicable transfers of the Conveyed Collateral to the Depositor, and the Depositor will treat the applicable transfers of the Conveyed Collateral to the Issuer, for all purposes as a sale and contribution as set forth in Sections 3.1(i) and 3.2(i). The Transferor and the Depositor will procure that any balance sheet or financial statement that identifies or itemizes the Conveyed Collateral will comply with the requirements of Sections 3.1(i) or 3.2(i), as applicable.

ARTICLE V
Covenants

Section 5.1. Covenants of the Transferor.

The Transferor makes the following covenants, on which the Depositor and the Issuer will rely in connection with the conveyance of Initial Conveyed Collateral and any Subsequent Conveyed Collateral to the Depositor (and further conveyance to the Issuer). Each of the Depositor and the Issuer acknowledges that such covenants are being made by the Transferor for the benefit of the Depositor and the Issuer, and by the Issuer for the benefit of the Collateral Trustee, for the benefit of the Secured Parties.

(a) Legal Existence. During the term of this Agreement, the Transferor will keep in full force and effect its existence and rights as a corporation under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby, except for those jurisdictions in which the failure to be so qualified would not have a material adverse effect on the business operations, assets or financial condition of the Transferor or on the validity or enforceability of this Agreement or the performance by the Transferor of its duties hereunder. In addition, all transactions and dealings between the Transferor, on the one hand, and the Depositor or the Issuer, on the other hand, will be conducted on an arm’s length basis.

(b) Instruments. The Transferor will take no action, nor permit any action to be taken, to cause any Collateral Obligation that is a Loan and that is not originally evidenced by a promissory note to be evidenced by an Instrument, except in connection with the enforcement or collection of such Collateral Obligation or unless such Instrument is delivered to the Custodian. The Transferor will take no action, nor permit any action to be taken, to cause any Collateral Obligation that is a Global Note Interest to be evidenced by an Instrument (other than the underlying global note issued to the nominee of DTC or any other applicable securities depository), except in connection with the enforcement or collection of such Collateral Obligation or unless such Instrument is delivered to the Custodian. In the event that any Collateral Obligation that is Loan or a Global Note Interest is or becomes evidenced by an Instrument (other than the underlying global note issued to the nominee of DTC or any other applicable securities depository), the Transferor shall deliver such Instrument to the Custodian.

(c) Security Interests. Except as expressly provided herein, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Conveyed Collateral. The Transferor will promptly notify the Depositor, the Issuer and the Collateral Trustee if it obtains knowledge of the existence of any lien on any Conveyed Collateral; and the Transferor shall defend the respective right, title and interest of the Depositor and the Issuer in, to and under the Conveyed Collateral against all claims of third parties; provided that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit the Transferor from suffering to exist Permitted Liens upon any of the Conveyed Collateral. The Transferor shall promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue (subject to Permitted Liens) the first priority perfected security interest of the Depositor, as assigned to the Issuer, in all Conveyed Collateral which has not been released pursuant to the Indenture.

(d) Compliance with Law. The Transferor hereby agrees to comply in all material respects with all requirements of law applicable to it except where the failure to do so would not have a material adverse effect on the Issuer.

(e) Location. The Transferor shall not move its jurisdiction of incorporation outside of the State of Maryland without thirty (30) days’ prior written notice to the Depositor and the Issuer.

(f) Merger or Consolidation of the Transferor.

(i) Any Person into which the Transferor may be merged or consolidated, or any Person resulting from such merger or consolidation to which the Transferor is a party, or any Person succeeding by acquisition or transfer to substantially all of the assets and the business of the Transferor shall be the successor to the Transferor hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

(ii) Upon the merger or consolidation of the Transferor or transfer of substantially all of its assets and its business as described in this Section 5.1(f), the Transferor shall provide the Depositor and the Issuer notice of such merger, consolidation or transfer of substantially all of the assets and business within 30 days after completion of the same.

(g) Remittance. The Transferor shall promptly remit to the Issuer or to the Issuer’s designee any payment of principal, interest, fees or any other sums relating to, or otherwise payable on account of, the Conveyed Collateral that the Transferor receives after the applicable Settlement Date.

(h) Notice. The obligors or agents on the Conveyed Collateral were or will be notified of the transfer of the Conveyed Collateral to the Issuer to the extent required under the applicable Underlying Instruments.

(i) Liabilities to Obligors. Except with respect to the funding commitment assumed by the Issuer with respect to any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation, the Transferor hereby acknowledges and agrees that no obligation or liability of the Transferor to any Obligor under any of the Collateral Obligations is intended to be assumed by the Depositor, the Issuer, the Collateral Trustee or the Holders under or as a result of this Agreement and any Subsequent Transfer Agreement.

Section 5.2. Covenants of the Depositor.

The Depositor makes the following covenants, on which the Issuer will rely in connection with the conveyance of Initial Conveyed Collateral and any Subsequent Conveyed Collateral to the Issuer. The Issuer acknowledges that such covenants are being made by the Depositor for the benefit of the Issuer, and by the Issuer for the benefit of the Collateral Trustee, for the benefit of the Secured Parties.

(a) Legal Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence and rights as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby, except for those jurisdictions in which the failure to be so qualified would not have a material adverse effect on the business operations, assets or financial condition of the Depositor or on the validity or enforceability of this Agreement or the performance by the Depositor of its duties hereunder. In addition, all transactions and dealings between the Depositor, on the one hand, and the Transferor or the Issuer, on the other hand, will be conducted on an arm’s length basis.

(b) Instruments. The Depositor will take no action, nor permit any action to be taken, to cause any Collateral Obligation that is a Loan and that is not originally evidenced by a promissory note to be evidenced by an Instrument, except in connection with the enforcement or collection of such Collateral Obligation or unless such Instrument is delivered to the Custodian. The Depositor will take no action, nor permit any action to be taken, to cause any Collateral Obligation that is a Global Note Interest to be evidenced by an Instrument (other than the underlying global note issued to the nominee of DTC or any other applicable securities depository), except in connection with the enforcement or collection of such Collateral Obligation or unless such Instrument is delivered to the Custodian.

(c) Security Interests. Except as expressly provided herein, the Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Conveyed Collateral. The Depositor will promptly notify the Issuer and the Collateral Trustee if it obtains knowledge of the existence of any lien on any Conveyed Collateral (unless the Transferor has provided such notice pursuant to Section 5.1(c)); and the Depositor shall defend the respective right, title and interest of the Issuer in, to and under the Conveyed Collateral against all claims of third parties; provided that nothing in this Section 5.2(c) shall prevent or be deemed to prohibit the Depositor from suffering to exist Permitted Liens upon any of the Conveyed Collateral. The Depositor shall promptly take all actions required (including, but not limited to, all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue (subject to Permitted Liens) the first priority perfected security interest of the Issuer in all Conveyed Collateral which has not been released pursuant to the Indenture, other than any such actions that have been taken by the Transferor.

(d) Compliance with Law. The Depositor hereby agrees to comply in all material respects with all requirements of law applicable to it except where the failure to do so would not have a material adverse effect on the Issuer.

(e) Location. The Depositor shall not move its jurisdiction of formation outside of the State of Delaware without thirty (30) days’ prior written notice to the Issuer.

(f) Merger or Consolidation of the Depositor.

(i) Any Person into which the Depositor may be merged or consolidated, or any Person resulting from such merger or consolidation to which the Depositor is a party, or any Person succeeding by acquisition or transfer to substantially all of the assets and the business of the Depositor shall be the successor to the Depositor hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary.

(ii) Upon the merger or consolidation of the Depositor or transfer of substantially all of its assets and its business as described in this Section 5.1(f), the Depositor shall provide the Issuer notice of such merger, consolidation or transfer of substantially all of the assets and business within 30 days after completion of the same.

(g) Remittance. The Depositor shall promptly remit to the Issuer or to the Issuer’s designee any payment of principal, interest, fees or any other sums relating to, or otherwise payable on account of, the Conveyed Collateral that the Depositor receives after the applicable Settlement Date.

(h) Liabilities to Obligors. Except with respect to the funding commitment assumed by the Issuer with respect to any Delayed Drawdown Collateral Obligation or Revolving Collateral Obligation, the Depositor hereby acknowledges and agrees that no obligation or liability of the Depositor to any Obligor under any of the Collateral Obligations is intended to be assumed by the Issuer, the Collateral Trustee or the Holders under or as a result of this Agreement and any Subsequent Transfer Agreement.

ARTICLE VI
Miscellaneous

Section 6.1. Amendment.

(a) This Agreement may be amended or waived from time to time by the parties hereto by written agreement.

(b) Prior to the execution of any such amendment or waiver, the Transferor shall furnish to the Issuer and the Issuer shall furnish to S&P written notification of the substance of such proposed amendment or waiver, together with a copy thereof.

Section 6.2. Governing Law.

(a) This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever (whether in contract, tort or otherwise) to this Agreement shall be governed by, the law of the State of New York;

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.2(b).

Section 6.3. Notices.

All notices, demands, certificates, requests, directions and communications hereunder (notices) shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, (b) one Business Day after delivery to an overnight courier, (c) on the date personally delivered to a Responsible Officer of the party to which sent or (d) on the date transmitted by legible facsimile transmission or electronic mail transmission with a confirmation of receipt, in all cases addressed to the recipient at such recipient’s address for notices set forth in Schedule 2.

Section 6.4. Severability of Provisions.

If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever prohibited or held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant, agreement, provision or term in any other jurisdiction.

Section 6.5. Third Party Beneficiaries.

The parties hereto hereby manifest their intent that except as otherwise expressly provided herein, no third party (other than the Collateral Trustee, on behalf of the Secured Parties) shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

Section 6.6. Counterparts.

This Agreement may be executed by facsimile signature and in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

Section 6.7. Headings.

The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 6.8. No Bankruptcy Petition; Disclaimer.

(a) The Transferor covenants and agrees that, prior to the date that is one year and one day after the satisfaction and discharge of the Indenture or, if longer, the applicable preference period then in effect, it will not institute against the Issuer or the Depositor, or join any other Person in instituting against the Issuer or the Depositor, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

(b) The Depositor covenants and agrees that, prior to the date that is one year and one day after the satisfaction and discharge of the Indenture or, if longer, the applicable preference period then in effect, it will not institute against the Transferor or the Issuer, or join any other Person in instituting against the Transferor or the Issuer, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

(c) The Issuer covenants and agrees that, prior to the date that is one year and one day after the satisfaction and discharge of the Indenture or, if longer, the applicable preference period then in effect, it will not institute against the Transferor or the Depositor, or join any other Person in instituting against the Transferor or the Depositor, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

(d) This Section 6.8 will survive the termination of this Agreement.

(e) The provisions of this Section 6.8 shall be for the third party benefit of those entitled to rely thereon, including the Collateral Trustee for the benefit of the Secured Parties, and shall survive the termination of this Agreement.

Section 6.9. Jurisdiction.

Each party hereto hereby irrevocably submits to the exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in The City of New York in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it to the address set forth in Schedule 2. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Section 6.10. No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

Section 6.11. Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 6.12. Duration of Agreement.

This Agreement shall continue in existence and effect until the satisfaction and discharge of the Indenture.

Section 6.13. Limited Recourse.

The obligations of the Issuer, the Depositor and the Transferor under this Agreement are solely the limited liability company or corporate obligations, as applicable, of the Issuer, the Depositor and the Transferor, respectively. No recourse shall be had for the payment of any amount owing by the Issuer, the Depositor or the Transferor under this Agreement or for the payment by the Issuer, the Depositor or the Transferor of any fee in respect hereof or any other obligation or claim of or against the Issuer, the Depositor or the Transferor arising out of or based upon this Agreement, against any employee, officer, director, shareholder, partner, member or manager of the Issuer, the Depositor or the Transferor or of any Affiliate of such Person (other than the Transferor, the Depositor or the Issuer, as applicable). Notwithstanding any other provisions of this Agreement, the obligations of the Issuer hereunder are payable subject to and in accordance with the Priority of Distributions and are limited in recourse to the Assets of the Issuer, and following application of the Assets in accordance with the provisions of the Indenture, all obligations of and all claims against the Issuer will be extinguished and shall not thereafter revive. Notwithstanding any other provisions of this Agreement, the obligations of the Depositor and the Transferor hereunder are limited in recourse to the assets of the Depositor or of the Transferor, as applicable, and following application of such assets, all obligations of and all claims against the Depositor or the Transferor, as applicable, will be extinguished and shall not thereafter revive. The provisions of this Section 6.13 shall survive the termination of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

VARAGON CAPITAL CORPORATION

By:	/s/ Robert J. Bourgeois
	Name:	Robert J. Bourgeois
	Title:	Chief Financial Officer

Signature Page to Loan Sale and Contribution Agreement

VCC CLO 1 DEPOSITOR, LLC

By:	Varagon Capital Corporation, its sole member

By:	/s/ Robert J. Bourgeois
	Name:	Robert J. Bourgeois
	Title:	Chief Financial Officer

Signature Page to Loan Sale and Contribution Agreement

VCC CLO 1, LLC

By:	VCC CLO 1 Depositor, LLC, its sole member

By:	Varagon Capital Corporation, its sole member

By:	/s/ Robert J. Bourgeois
	Name:	Robert J. Bourgeois
	Title:	Chief Financial Officer

Signature Page to Loan Sale and Contribution Agreement

SCHEDULE 1

Schedule of Initial Conveyed Collateral

S-1-1

SCHEDULE 2

NOTICE INFORMATION

Transferor:

Varagon Capital Corporation

151 W 42nd Street, 53rd Floor

New York, NY 10036

Attn: Robert Bourgeois

Telephone: 212-235-2600

Email: rbourgeois@varagon.com

Depositor:

Varagon CLO 1 Depositor, LLC

c/o Varagon Capital Corporation

151 W 42nd Street, 53rd Floor

New York, NY 10036

Attn: Robert Bourgeois

Telephone: 212-235-2600

Email: rbourgeois@varagon.com

Issuer:

VCC CLO 1, LLC

c/o Varagon Capital Corporation

151 W 42nd Street, 53rd Floor

New York, NY 10036

Attn: Robert Bourgeois

Telephone: 212-235-2600

Email: rbourgeois@varagon.com

Collateral Manager:

Varagon Capital Corporation

151 W 42nd Street, 53rd Floor

New York, NY 10036

Attn: Robert Bourgeois

Telephone: 212-235-2600

Email: rbourgeois@varagon.com

Collateral Trustee:

State Street Bank and Trust Company, as Collateral Trustee

1776 Heritage Drive, Mail Stop: JAB0321

North Quincy, Massachusetts 02171

Attention: Transfer Agency, Email: TACompliance@StateStreet.com

S-2-1

EXHIBIT A

FORM OF SUBSEQUENT TRANSFER AGREEMENT

________ __, 20__

This Subsequent Transfer Agreement, dated as of ______ __, 20__ (this “Agreement”), is made by and among VARAGON CAPITAL CORPORATION (the “Transferor”), VCC CLO 1 DEPOSITOR, LLC (the “Depositor”), and VCC CLO 1, LLC (the “Issuer”). Capitalized terms used but not defined herein have the respective meanings attributed to such terms in that certain Loan Sale and Contribution Agreement, dated as of November 26, 2024 (such agreement as amended, restated, supplemented or modified from time to time, the “Loan Sale and Contribution Agreement”), among the Transferor, the Depositor and the Issuer.

Subject to and upon the terms and conditions set forth in the Loan Sale and Contribution Agreement, in exchange for good and valuable consideration, the Transferor hereby absolutely transfers to the Depositor, and the Depositor hereby absolutely transfers to the Issuer, in each case as of the date hereof (the “Settlement Date”), all of the Transferor’s right, title and interest in, to and under the Subsequent Conveyed Collateral identified in Schedule I hereto.

By its execution of this Agreement each of the parties hereto makes the representations and warranties set forth in Article III of the Loan Sale and Contribution Agreement, as applicable, as of the Settlement Date.

[Remainder of page intentionally left blank.]

A-1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

VARAGON CAPITAL CORPORATION

By:
Name:
Title:

VCC CLO 1 DEPOSITOR, LLC

By:	Varagon Capital Corporation, its sole member

By:
Name:
Title:

VCC CLO 1, LLC

By:	VCC CLO 1 Depositor, LLC, its sole member

By:	Varagon Capital Corporation, its sole member

By:
Name:
Title:

A-2

Schedule I
to Subsequent Transfer Agreement

Subsequent Conveyed Collateral

A-3